                                                                    Exhibit 10.7

                               CEPTOR CORPORATION

                            2006 INCENTIVE STOCK PLAN

         1.       PURPOSE OF THE PLAN.

                  This 2006 Incentive  Stock Plan (the "Plan") is intended as an incentive, to retain in the employ of and as directors,  officers,  consultants, advisors  and  employees  to CepTor  Corporation,  a Delaware  corporation  (the
"Company"),  and any  Subsidiary  of the Company,  within the meaning of Section
424(f) of the United  States  Internal  Revenue  Code of 1986,  as amended  (the
"Code"), persons of training,  experience and ability, to attract new directors, officers,  consultants,  advisors and employees  whose  services are  considered valuable,  to encourage the sense of proprietorship  and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

                  It is further  intended that certain options granted  pursuant to the Plan shall  constitute  incentive  stock  options  within the  meaning of
Section 422 of the Code (the  "Incentive  Options")  while certain other options
granted  pursuant  to  the  Plan  shall  be  nonqualified   stock  options  (the
"Nonqualified   Options").   Incentive  Options  and  Nonqualified  Options  are
hereinafter referred to collectively as "Options."

                  The Company  intends  that the Plan meet the  requirements  of
Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange  Act") and that  transactions of the type specified in subparagraphs  (c) to (f)  inclusive of Rule 16b-3 by officers and  directors of the Company  pursuant to the Plan will be exempt from the  operation  of Section
16(b)  of the  Exchange  Act.  Further,  the Plan is  intended  to  satisfy  the performance-based  compensation exception to the limitation on the Company's tax deductions  imposed by Section  162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions,  conditions  and  limitations  of the Plan  shall be  construed  and interpreted consistent with the Company's intent as stated in this Section 1.

         2.       ADMINISTRATION OF THE PLAN.

                  The Board of  Directors  of the Company  (the  "Board")  shall appoint and maintain as administrator of the Plan a Committee (the  "Committee")
consisting of two or more  directors who are  "Non-Employee  Directors" (as such term is defined in Rule 16b-3) and "Outside  Directors" (as such term is defined in Section 162(m) of the Code),  which shall serve at the pleasure of the Board.
The Committee,  subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate  recipients of Options and restricted stock  ("Restricted
Stock") and to determine the terms and conditions of the  respective  Option and
Restricted Stock  agreements  (which need not be identical) and to interpret the provisions and supervise the  administration  of the Plan.  The Committee  shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified  Options. To the  extent  any  Option  does not  qualify  as an  Incentive  Option,  it shall constitute a separate Nonqualified Option.

                  Subject to the  provisions of the Plan,  the  Committee  shall interpret the Plan and all Options and Restricted  Stock granted under the Plan, shall make such rules as it deems necessary for the proper administration of the
Plan,  shall  make all  other  determinations  necessary  or  advisable  for the administration  of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock
granted under the Plan in the manner and to the extent that the Committee  deems desirable to carry into effect the Plan or any Options or Restricted  Stock. The act  or  determination  of a  majority  of the  Committee  shall  be the  act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee  shall be fully  effective as if it had been made by a majority  at a meeting  duly held.  Subject to the  provisions  of the
Plan, any action taken or determination  made by the Committee  pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

                  In the event that for any reason  the  Committee  is unable to act or if the  Committee  at the time of any grant,  award or other  acquisition under the Plan does not  consist of two or more  Non-Employee  Directors,  or if there shall be no such  Committee,  then the Plan shall be  administered  by the
Board,  and  references  herein to the Committee  (except in the proviso to this sentence)  shall be deemed to be  references  to the Board,  and any such grant, award or other  acquisition  may be approved  or  ratified  in any other  manner contemplated by subparagraph (d) of Rule 16b-3;  provided,  however, that grants to the Company's Chief  Executive  Officer or to any of the Company's other four
most   highly   compensated   officers   that  are   intended   to   qualify  as
performance-based  compensation  under  Section  162(m)  of the Code may only be granted by the Committee.

         3.       DESIGNATION OF OPTIONEES AND GRANTEES.

                  The  persons  eligible  for   participation  in  the  Plan  as
recipients of Options (the  "Optionees") or Restricted Stock (the "Grantees" and
together with Optionees,  the "Participants") shall include directors,  officers and  employees  of the  Company,  and subject to their  meeting the  eligibility requirements  of Rule 701  promulgated  under  the  Securities  Act of 1933,  as amended (the "Securities Act"),  consultants,  vendors,  joint venture partners, and advisors to, the Company or any Subsidiary;  provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting
Participants,  and in  determining  the  number of shares to be  covered by each
Option or share of Restricted Stock granted to  Participants,  the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the  Participant or the  Participant's  relationship  to the
Company,  the Participant's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant's length of service,  promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or
Restricted Stock if the Committee shall so determine.

         4.       STOCK RESERVED FOR THE PLAN.

                  Subject to adjustment as provided in Section 8 hereof, a total of 2,730,090  shares of the Company's  Common Stock, par value $0.0001 per share
(the  "Stock"),  shall be subject to the Plan.  The maximum  number of shares of
Stock that may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed  1,000,000  shares and the method of counting such shares shall conform to any  requirements  applicable to  performance-based
compensation   under   Section   162(m)  of  the  Code,  if   qualification   as
performance-based compensation under Section 162(m) of the Code is intended. The shares of Stock subject to the Plan shall consist of unissued  shares,  treasury shares or previously  issued shares held by any  Subsidiary of the Company,  and such amount of shares of Stock shall be and is hereby reserved for such purpose.
Any of such  shares of Stock that may remain  unsold and that are not subject to outstanding  Options at the  termination  of the Plan shall cease to be reserved for the  purposes  of the Plan,  but until  termination  of the Plan the Company shall at all times  reserve a  sufficient  number of shares of Stock to meet the requirements  of the Plan.  Should any Option or  Restricted  Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be  delivered  upon the  exercise or vesting in full of an Option or
Restricted  Stock be reduced  for any  reason,  the shares of Stock  theretofore subject to such Option or Restricted  Stock may be subject to future  Options or
Restricted  Stock under the Plan,  except where such  reissuance is inconsistent with the  provisions  of  Section  162(m)  of the Code  where  qualification  as performance-based compensation under Section 162(m) of the Code is intended.

         5.       TERMS AND CONDITIONS OF OPTIONS.

                  Options  granted  under  the  Plan  shall  be  subject  to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                  (a) OPTION  PRICE.  The purchase  price of each share of Stock purchasable  under an Incentive  Option shall be  determined by the Committee at the time of grant,  but shall not be less than 100% of the Fair Market Value (as defined  below)  of such  share of Stock on the  date  the  Option  is  granted;
provided,  however,  that with  respect  to an  Optionee  who,  at the time such
Incentive  Option is granted,  owns (within the meaning of Section 424(d) of the
Code) more than 10% of the total  combined  voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least  110% of the Fair  Market  Value  per  share of Stock on the date of
grant.  The  purchase  price  of  each  share  of  Stock   purchasable  under  a
Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted.  The  exercise  price for each
Option  shall be subject to  adjustment  as provided  in Section 8 below.  "Fair
Market Value" means the closing price on the final trading day immediately prior to the grant of  publicly  traded  shares of Stock on the  principal  securities exchange  on which  shares of Stock are  listed  (if the  shares of Stock are so listed),  or on the NASDAQ  Stock  Market (if the shares of Stock are  regularly quoted on the NASDAQ Stock  Market),  or, if not so listed or regularly  quoted, the mean between the closing bid and asked prices of publicly  traded  shares of
Stock in the over the counter market, or, if such bid and asked prices shall not be  available,  as  reported  by any  nationally  recognized  quotation  service selected  by  the  Company,  or as  determined  by  the  Committee  in a  manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary  notwithstanding,  in no event shall the  purchase  price of a share of
Stock be less than the minimum price  permitted  under the rules and policies of any national securities exchange on which the shares of Stock are listed.

                  (b) OPTION TERM. The term of each Option shall be fixed by the
Committee, but no Option shall be exercisable more than ten years after the date such  Option is granted  and in the case of an  Incentive  Option  granted to an
Optionee  who, at the time such  Incentive  Option is granted,  owns (within the meaning  of  Section  424(d)  of the Code)  more than 10% of the total  combined voting  power of all  classes of stock of the Company or of any  Subsidiary,  no such Incentive  Option shall be exercisable  more than five years after the date such Incentive Option is granted.

                  (c)  EXERCISABILITY.  Subject to Section 5(j) hereof,  Options shall be  exercisable  at such  time or times  and  subject  to such  terms  and conditions  as shall  be  determined  by the  Committee  at the  time of  grant;
provided,  however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-third  of the total amount of shares  subject to the Option on each of the first,  second and third  anniversaries  of the date of grant;  and provided further  that no Options  shall be  exercisable  until such time as any  vesting limitation  required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued  validity of the exemption provided under Rule 16b-3(d)(3).

                  Upon the  occurrence of a "Change in Control" (as  hereinafter defined),  the  Committee  may  accelerate  the  vesting and  exercisability  of outstanding  Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion,  the Committee may also determine that, upon the  occurrence  of a Change in  Control,  each  outstanding  Option  shall terminate  within a  specified  number  of days  after  notice  to the  Optionee thereunder,  and each such Optionee shall receive, with respect to each share of
Company Stock subject to such Option,  an amount equal to the excess of the Fair
Market Value of such shares immediately prior to such Change in Control over the exercise  price per share of such Option;  such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination  thereof,  as the Committee shall determine in its sole discretion.

                  For purposes of the Plan, a Change in Control  shall be deemed to have occurred if:

                           (i) a tender  offer  (or  series of  related  offers)
                  shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting  securities of the  surviving or resulting  corporation shall be owned in the  aggregate  by the  stockholders  of the
                  Company (as of the time immediately  prior to the commencement of such offer),  any  employee  benefit plan of the Company or its Subsidiaries, and their affiliates;

                           (ii) the Company shall be merged or consolidated with
                  another  corporation,  unless  as a result  of such  merger or
                  consolidation   more  than  50%  of  the  outstanding   voting
                  securities of the surviving or resulting  corporation shall be owned in the aggregate by the  stockholders of the Company (as of the  time  immediately  prior  to  such  transaction),  any employee benefit plan of the Company or its Subsidiaries,  and their affiliates;

                           (iii) the Company shall sell substantially all of its
                  assets to another  corporation that is not wholly owned by the
                  Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the  stockholders of the  Company  (as  of  the  time  immediately  prior  to  such transaction),  any employee benefit plan of the Company or its
                  Subsidiaries and their affiliates; or

                           (iv) a Person (as defined below) shall acquire 50% or
                  more  of the  outstanding  voting  securities  of the  Company
                  (whether  directly,  indirectly,  beneficially  or of record), unless  as a result of such  acquisition  more than 50% of the outstanding  voting  securities  of the surviving or resulting
                  corporation   shall  be  owned   in  the   aggregate   by  the
                  stockholders of the Company (as of the time immediately  prior to the first  acquisition of such  securities by such Person), any employee benefit plan of the Company or its  Subsidiaries, and their affiliates.

                  For  purposes  of  this  Section  5(c),  ownership  of  voting securities shall take into account and shall include  ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof)
under the Securities  Exchange Act of 1934, as amended (the "Exchange  Act"). In addition,  for such  purposes,  "Person" shall have the meaning given in Section
3(a)(9) of the Exchange  Act, as modified  and used in Sections  13(d) and 14(d)
thereof;  however,  a Person  shall not  include  (A) the  Company or any of its
Subsidiaries;  (B) a trustee  or other  fiduciary  holding  securities  under an employee  benefit  plan  of the  Company  or any  of  its  Subsidiaries;  (C) an
underwriter  temporarily  holding  securities  pursuant  to an  offering of such securities;  or  (D)  a  corporation  owned,  directly  or  indirectly,  by  the stockholders  of the  Company  in  substantially  the same  proportion  as their ownership of stock of the Company.

                  (d) METHOD OF EXERCISE. Options to the extent then exercisable may be  exercised in whole or in part at any time during the option  period,  by giving written notice to the Company specifying the number of shares of Stock to be purchased,  accompanied by payment in full of the purchase price, in cash, or by check or such other  instrument  as may be acceptable  to the  Committee.  As determined by the Committee, in its sole discretion,  at or after grant, payment in full or in part may be made at the  election of the  Optionee (i) in the form of Stock  owned by the  Optionee  (based on the Fair  Market  Value of the Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld  shares of Stock having a Fair Market Value equal to the exercise  price of the Option,  or (iii) by a combination  of the foregoing, such Fair Market  Value  determined  by  applying  the  principles  set forth in
Section 5(a),  provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares  surrendered  to the Company is at least equal to such exercise price and except with respect to (ii) above,  such method of payment will not cause a disqualifying disposition of all or a portion of the
Stock received upon exercise of an Incentive  Option. An Optionee shall have the right to dividends and other rights of a  stockholder  with respect to shares of
Stock  purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares,  and (ii)
has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

                  (e)   NON-TRANSFERABILITY   OF   OPTIONS.   Options   are  not
transferable  and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons  entitled thereto under his will or the laws of descent and  distribution.  The Committee,  in its sole discretion,  may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the

Optionee,  (ii) a member of the Optionee's  immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic  relations order. Any attempt to transfer,  assign,  pledge or otherwise  dispose of, or to subject to execution, attachment or similar  process,  any Option  contrary to the  provisions  hereof shall  be void  and  ineffective  and  shall  give  no  right  to the  purported transferee.

                  (f) TERMINATION BY DEATH.  Unless otherwise  determined by the
Committee,  if any Optionee's  employment  with or service to the Company or any
Subsidiary  terminates  by  reason  of  death,  the  Option  may  thereafter  be exercised,  to the extent then exercisable (or on such accelerated  basis as the
Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee  under the will of the Optionee,  for a period of one (1) year after the date of such death (or, if later,  such time as the Option may be  exercised  pursuant  to  Section  14(d)  hereof) or until the expiration  of the  stated  term of such  Option  as  provided  under  the Plan, whichever period is shorter.

                  (g)  TERMINATION  BY REASON OF  DISABILITY.  Unless  otherwise determined by the Committee, if any Optionee's employment with or service to the
Company  or  any  Subsidiary   terminates  by  reason  of  total  and  permanent
disability, any Option held by such Optionee may thereafter be exercised, to the extent it was  exercisable at the time of  termination  due to disability (or on such accelerated basis as the Committee shall determine at or after grant),  but may not be exercised  after ninety (90) days after the date of such  termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d)  hereof) or the  expiration of the stated term of such
Option,  whichever period is shorter;  PROVIDED,  HOWEVER, that, if the Optionee dies within such ninety  (90) day period,  any  unexercised  Option held by such
Optionee  shall  thereafter  be  exercisable  to  the  extent  to  which  it was exercisable  at the time of death for a period of one (1) year after the date of such death (or, if later,  such time as the Option may be exercised  pursuant to
Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

                  (h)  TERMINATION  BY REASON OF  RETIREMENT.  Unless  otherwise determined by the Committee, if any Optionee's employment with or service to the
Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined  below),  any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such  accelerated  basis as the Committee shall determine at or after grant), but  may  not be  exercised  after  ninety  (90)  days  after  the  date of such termination of employment or service (or, if later,  such time as the Option may be exercised  pursuant to Section 14(d) hereof) or the  expiration of the stated
term of such Option, whichever date is earlier; provided,  however, that, if the
Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee  shall  thereafter be  exercisable,  to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later,  such time as the Option may be exercised  pursuant to
Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

                  For purposes of this paragraph (h), "Normal  Retirement" shall mean retirement from active  employment with the Company or any Subsidiary on or after  the  normal  retirement  date  specified  in the  applicable  Company  or
Subsidiary  pension  plan  or if no  such  pension  plan,  age  65,  and  "Early
Retirement" shall mean retirement from active employment with the Company or any

Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

                  (i) OTHER  TERMINATION.  Unless  otherwise  determined  by the
Committee and except as is provided below, if any Optionee's  employment with or service to the Company or any  Subsidiary  terminates  for any reason other than death,  disability  or Normal or Early  Retirement,  the Option shall  thereupon terminate,  except that the portion of any Option  that was  exercisable  on the date of such  termination  of  employment  or service may be  exercised  for the lesser of ninety (90) days after the date of  termination  (or,  if later,  such time as to Option may be  exercised  pursuant  to Section  14(d)  hereof) or the balance of such Option's term, which ever period is shorter.  The transfer of an
Optionee  from the  employ of or  service  to the  Company  to the  employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination  of employment or service for purposes of the Plan.

                           (i) In the event that the  Optionee's  employment  or
                  service with the Company or any  Subsidiary  is  terminated by the Company or such  Subsidiary  for  "cause" any  unexercised portion  of any  Option  shall  immediately  terminate  in its entirety.  For  purposes  hereof,  "Cause"  shall exist upon a good-faith  determination  by the Board,  following  a hearing before  the  Board at which an  Optionee  was  represented  by counsel  and  given an  opportunity  to be  heard,  that  such
                  Optionee  has  been  accused  of  fraud,   dishonesty  or  act
                  detrimental  to the interests of the Company or any Subsidiary of  Company  or that  such  Optionee  has been  accused  of or convicted  of an act of willful and material  embezzlement  or fraud  against the  Company or of a felony  under any state or federal statute;  provided,  however,  that it is specifically
                  understood   that  "Cause"   shall  not  include  any  act  of
                  commission  or  omission  in the  good-faith  exercise of such
                  Optionee's  business  judgment  as  a  director,   officer  or
                  employee of the  Company,  as the case may be, of the Company, or upon the advice of counsel to the Company.

                           (ii) In the event  that an  Optionee  is removed as a
                  director, officer or employee by the Company at any time other than for "Cause" or resigns as a director, officer or employee for "Good  Reason" the Option  granted to such Optionee may be exercised  by the  Optionee,  to the  extent  the  Option  was exercisable on the date such Optionee ceases to be a director, officer or employee.  Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director,  officer or employee (or, if later,  such time as to
                  Option may be exercised pursuant to Section 14(d) hereof),  or the date on which the Option  otherwise  expires by its terms;
                  which ever period is shorter,  at which time the Option  shall terminate;  provided, however, if the Optionee dies before the
                  Options are forfeited and no longer exercisable, the terms and provisions of Section 5(f) shall control. For purposes of this
                  Section  5(i) Good Reason shall exist upon the  occurrence  of the following:

                           (a)      the  assignment  of  Optionee  of any duties
                                    inconsistent   with  the   position  in  the
                                    Company that Optionee held immediately prior
                                    to the assignment;

                           (b)      a  Change   of   Control   resulting   in  a
                                    significant adverse alteration in the status
                                    or conditions  of  Optionee's  participation
                                    with  the   Company   or  other   nature  of
                                    Optionee's  responsibilities  from  those in
                                    effect  prior  to such  Change  of  Control,
                                    including  any  significant   alteration  in
                                    Optionee's   responsibilities    immediately
                                    prior to such Change in Control; and

                           (c)      the  failure by the  Company to  continue to
                                    provide Optionee with benefits substantially
                                    similar to those  enjoyed by Optionee  prior
                                    to such failure.

                  (j) LIMIT ON VALUE OF INCENTIVE  OPTION.  The  aggregate  Fair
Market  Value,  determined as of the date the  Incentive  Option is granted,  of
Stock for which  Incentive  Options  are  exercisable  for the first time by any
Optionee  during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

         6.       TERMS AND CONDITIONS OF RESTRICTED STOCK.

                  Restricted Stock may be granted under this Plan aside from, or in  association  with,  any other  award and shall be subject  to the  following conditions and shall contain such  additional  terms and  conditions  (including provisions  relating to the  acceleration of vesting of Restricted  Stock upon a
Change  of  Control),  not  inconsistent  with  the  terms of the  Plan,  as the
Committee shall deem desirable:

                  (a) GRANTEE RIGHTS. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee  shall deem  desirable,  makes payment to the Company in cash,  or by check or such other  instrument as may be acceptable to the Committee.  After  acceptance and issuance of a certificate or certificates,  as provided  for below,  the  Grantee  shall have the rights of a stockholder with respect to Restricted Stock subject to the  non-transferability and forfeiture restrictions described in Section 6(d) below.

                  (b) ISSUANCE OF  CERTIFICATES.  The Company shall issue in the
Grantee's  name a  certificate  or  certificates  for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

                  (c) DELIVERY OF CERTIFICATES.  Unless otherwise provided,  any certificate or certificates  issued  evidencing shares of Restricted Stock shall not be delivered to the Grantee  until such shares are free of any  restrictions specified by the Committee at the time of grant.

                  (d) FORFEITABILITY,  NON-TRANSFERABILITY  OF RESTRICTED STOCK.
Shares of Restricted  Stock are  forfeitable  until the terms of the  Restricted
Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the  Committee  has  specified  such  restrictions  have
lapsed.   Unless  otherwise  provided  by  the  Committee  at  or  after  grant, distributions  in the form of dividends or  otherwise  of  additional  shares or property in respect of shares of  Restricted  Stock shall be subject to the same restrictions as such shares of Restricted Stock.

                  (e)  CHANGE OF  CONTROL.  Upon the  occurrence  of a Change in
Control as defined in Section 5(c),  the Committee may accelerate the vesting of outstanding  Restricted  Stock,  in  whole  or in  part,  as  determined  by the
Committee, in its sole discretion.

                  (f) TERMINATION OF EMPLOYMENT.  Unless otherwise determined by the  Committee  at or after  grant,  in the  event the  Grantee  ceases to be an employee or  otherwise  associated  with the Company for any other  reason,  all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock  power.  The  Committee  may  provide  (on or after  grant) that restrictions  or forfeiture  conditions  relating to shares of Restricted  Stock will be waived in whole or in part in the event of  termination  resulting  from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

         7.       TERM OF PLAN.

                  No Option or Restricted Stock shall be granted pursuant to the
Plan on the date which is ten years  from the  effective  date of the Plan,  but
Options theretofore granted may extend beyond that date.

         8.       CAPITAL CHANGE OF THE COMPANY.

                  In the  event of any  merger,  reorganization,  consolidation, recapitalization,  stock  dividend,  or  other  change  in  corporate  structure affecting  the Stock,  the  Committee  shall make an  appropriate  and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number  and option  price of shares  subject to  outstanding  Options granted  under  the Plan,  to the end that  after  such  event  each  Optionee's
proportionate   interest  shall  be  maintained  (to  the  extent  possible)  as immediately  before the occurrence of such event.  The Committee  shall,  to the extent  feasible,  make such other  adjustments as may be required under the tax laws so that any  Incentive  Options  previously  granted  shall  not be  deemed modified  within  the  meaning  of  Section  424(h)  of  the  Code.  Appropriate adjustments  shall  also be made in the  case of  outstanding  Restricted  Stock granted under the Plan.

                  The  adjustments  described  above  will be  made  only to the extent  consistent with continued  qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

         9.       PURCHASE FOR INVESTMENT/CONDITIONS.

                  Unless the  Options  and shares  covered by the Plan have been registered  under the Securities  Act, or the Company has  determined  that such registration  is  unnecessary,  each person  exercising or receiving  Options or
Restricted  Stock  under  the  Plan may be  required  by the  Company  to give a representation  in  writing  that he is  acquiring  the  securities  for his own account for investment  and not with a view to, or for sale in connection  with, the distribution of any part thereof. The Committee may impose any additional or further  restrictions  on  awards of  Options  or  Restricted  Stock as shall be determined by the Committee at the time of award.

         10.      TAXES.

                  (a) The  Company  may  make  such  provisions  as it may  deem appropriate,  consistent  with applicable law, in connection with any Options or
Restricted  Stock granted under the Plan with respect to the  withholding of any taxes (including income or employment taxes) or any other tax matters.

                  (b) If any Grantee,  in  connection  with the  acquisition  of
Restricted Stock,  makes the election  permitted under Section 83(b) of the Code
(that is, an  election to include in gross  income in the year of  transfer  the amounts  specified in Section  83(b)),  such Grantee shall notify the Company of the election with the Internal  Revenue Service  pursuant to regulations  issued under the authority of Code Section 83(b).

                  (c) If any  Grantee  shall make any  disposition  of shares of
Stock  issued  pursuant  to  the  exercise  of an  Incentive  Option  under  the circumstances  described  in  Section  421(b) of the Code  (relating  to certain disqualifying  dispositions),  such  Grantee  shall  notify the  Company of such disposition within ten (10) days hereof.

         11.      EFFECTIVE DATE OF PLAN.

                  The Plan shall be  effective  on February  6, 2006;  provided, however,  that if,  and only if,  certain  options  are  intended  to qualify as
Incentive Stock Options, the Plan must subsequently be approved by majority vote of the Company's  stockholders no later than February 6 2007, and further,  that in the event  certain  Option  grants  hereunder  are  intended  to  qualify  as performance-based compensation within the meaning of Section 162(m) of the Code, the  requirements as to shareholder  approval set forth in Section 162(m) of the
Code are satisfied.

         12.      AMENDMENT AND TERMINATION.

                  The Board may amend,  suspend,  or terminate the Plan,  except that no amendment  shall be made that would impair the rights of any Participant
under  any  Option  or  Restricted   Stock   theretofore   granted  without  the
Participant's consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

                  (a)  materially  increase  the  number of  shares  that may be issued under the Plan, except as is provided in Section 8;

                  (b)   materially   increase  the  benefits   accruing  to  the
Participants under the Plan;

                  (c) materially  modify the  requirements as to eligibility for participation in the Plan;

                  (d) decrease the exercise price of an Incentive Option to less than  100% of the  Fair  Market  Value  per  share of Stock on the date of grant thereof or the exercise price of a Nonqualified  Option to less than 100% of the
Fair Market Value per share of Stock on the date of grant thereof; or

                  (e) extend the term of any Option  beyond that provided for in
Section 5(b).

                                       10

                  The  Committee  may at any time or times amend the Plan or any outstanding  award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of awards,  provided that (except to the extent expressly  required or permitted by the Plan) no such amendment  will,  without  the  approval  of the  stockholders  of the  Company, effectuate a change for which stockholder  approval is required in order for the
Plan to continue to qualify for the award of Incentive Options under Section 422 of the Code.

                  It is the intention of the Board that the Plan comply strictly with the  provisions  of Section 409A of the Code and Treasury  Regulations  and
other Internal  Revenue Service  guidance  promulgated  thereunder (the "Section
409A Rules") and the Committee  shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without,  in the case of an award,  the consent of the  Participant)  as may be necessary or  appropriate to comply with the Section 409A Rules.

         13.      GOVERNMENT REGULATIONS.

                  The Plan,  and the grant and exercise of Options or Restricted
Stock  hereunder,  and the  obligation of the Company to sell and deliver shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and  regulations,  and to such  approvals  by any  governmental  agencies, national  securities  exchanges  and  interdealer  quotation  systems  as may be required.

         14.      GENERAL PROVISIONS.

                  (a)  CERTIFICATES.   All  certificates  for  shares  of  Stock
delivered under the Plan shall be subject to such stop transfer orders and other restrictions  as the Committee may deem advisable  under the rules,  regulations and other  requirements  of the  Securities  and Exchange  Commission,  or other securities  commission  having  jurisdiction,  any  applicable  Federal or state securities  law, any stock exchange or interdealer  quotation  system upon which the  Stock is then  listed  or traded  and the  Committee  may cause a legend or legends to be placed on any such  certificates to make appropriate  reference to such restrictions.

                  (b) EMPLOYMENT  MATTERS.  Neither the adoption of the Plan nor any grant or award under the Plan shall  confer upon any  Participant  who is an employee of the Company or any Subsidiary any right to continued  employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary,  as the case may be, nor shall it interfere in any way with  the  right of the  Company  or any  Subsidiary  to  terminate  the employment of any of its  employees,  the service of any of its directors or the retention of any of its consultants or advisors at any time.

                  (c) LIMITATION OF LIABILITY.  No member of the  Committee,  or any officer or employee of the Company acting on behalf of the Committee,  shall be personally liable for any action,  determination or  interpretation  taken or made in good faith with  respect to the Plan,  and all members of the  Committee and each and any  officer or  employee  of the  Company  acting on their  behalf shall, to the extent permitted by law, be fully indemnified and protected by the
Company in respect of any such action, determination or interpretation.

                                       11

                  (d) REGISTRATION OF STOCK. Notwithstanding any other provision in the Plan, no Option may be exercised  unless and until the Stock to be issued upon the  exercise  thereof has been  registered  under the  Securities  Act and applicable  state  securities  laws,  or are,  in the  opinion of counsel to the
Company,  exempt from such registration in the United States.  The Company shall not be under any  obligation  to  register  under  applicable  federal  or state securities  laws any Stock to be issued upon the  exercise of an Option  granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock  subject  to such  Option,  although  the  Company  may in its sole discretion  register such Stock at such time as the Company shall determine.  If the Company  chooses to comply with such an  exemption  from  registration,  the
Stock issued  under the Plan may, at the  direction  of the  Committee,  bear an appropriate  restrictive  legend restricting the transfer or pledge of the Stock represented  thereby,  and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.

         15.      NON-UNIFORM DETERMINATIONS.

                  The  Committee's  determinations  under the  Plan,  including, without limitation, (i) the determination of the Participants to receive awards,
(ii) the form, amount and timing of such awards,  (iii) the terms and provisions of such awards and (ii) the agreements  evidencing the same, need not be uniform and may be made by it selectively  among  Participants  who receive,  or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

         16.      GOVERNING LAW.

                  The  validity,  construction,  and  effect of the Plan and any rules and  regulations  relating to the Plan shall be  determined  in accordance with the  internal  laws of the  State of  Delaware,  without  giving  effect to principles of conflicts of laws, and applicable federal law.

                                   CepTor Corporation
                                   February 6, 2006